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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 26, 2001

                         TOREADOR RESOURCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                    0-2517                     75-0991164
(STATE OF INCORPORATION)     (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                           IDENTIFICATION NO.)


                           4809 COLE AVENUE, SUITE 108
                               DALLAS, TEXAS 75205
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 559-3933


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On April 26, 2001, Toreador Resources Corporation ("Toreador") purchased certain oil and gas working interests located in Meade County, Kansas (the "Assets") from Fremont Exploration, Inc. ("Fremont"), pursuant to written offer by Toreador and a letter of acceptance from Fremont. The adjusted purchase price for the Assets was $4.2 million. The effective date of the purchase was March 1, 2001.

         The purchase price for the Assets was funded with Toreador's available cash and a loan from Bank of Texas, Dallas under Toreador's existing credit facility.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

None.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TOREADOR RESOURCES CORPORATION


Date: May 7, 2001               By: /s/ G. THOMAS GRAVES III
                                   --------------------------------------------
                                   Name:  G. Thomas Graves III
                                   Title: President and Chief Executive Officer